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Scudder Short-Term Bond Fund

Classes A, B and C

Annual Report

December 31, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Short-Term Bond Fund	Nasdaq Symbol	CUSIP Number
Class A	SZBAX	810902-270
Class B	SZBBX	810902-288
Class C	SZBCX	810902-296

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary December 31, 2001

Average Annual Total Returns* (Unadjusted for Sales Charges)
Scudder Short-Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	6.36%	4.93%	4.94%	4.81%
Class B(a)	5.51%	4.09%	4.10%	3.97%
Class C(a)	5.53%	4.12%	4.13%	4.00%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	8.83%	6.72%	6.76%	6.23%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 12/31/01	$ 10.65	$ 10.65	$ 10.65
Commencement of sales (6/25/01)	$ 10.67	$ 10.67	$ 10.67
Distribution Information: For the period June 25, 2001 (commencement of sales) to December 31, 2001: Income Dividends	$ .27	$ .22	$ .22
December Income Dividend	$ .042	$ .034	$ .034
SEC 30-day Yield++	3.78%	3.08%	3.11%
Current Annualized Distribution Rate++	4.73%	3.83%	3.83%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	97	of	117	83
3-Year	86	of	98	87
5-Year	75	of	81	92
10-Year	17	of	20	81

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
-- Scudder Short-Term Bond Fund - Class A -- Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+

Years ended December 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,344	$11,235	$12,377	$15,555
	Average annual total return	3.44%	3.96%	4.36%	4.52%
Class B(c)	Growth of $10,000	$10,251	$11,087	$12,134	$14,763
	Average annual total return	2.51%	3.50%	3.94%	3.97%
Class C(c)	Growth of $10,000	$10,553	$11,286	$12,242	$14,800
	Average annual total return	5.53%	4.12%	4.13%	4.00%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	Growth of $10,000	$10,883	$12,156	$13,871	$18,297
	Average annual total return	8.83%	6.72%	6.76%	6.23%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
(a) On June 25, 2001 the fund began offering additional shares, namely Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception date on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
(c) On June 25, 2001 the fund began offering additional shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 2.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not reimbursed the Fund for losses incurred with certain portfolio transactions and had not maintained the Fund's expenses, the total returns would have been lower. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

There's no longer any doubt that the United States is in the midst of a recession. But the question everyone's asking is, how will we get out of it - and when will it be over?

With Japan lingering in recession and Europe still in the doldrums, it will likely fall to the United States to lead the way forward, despite its own recession. With respect to timing, a variety of factors suggest that we'll see a recovery soon - but it will be less than robust.

There are factors that could delay the onset of recovery and weaken its eventual strength. For example, a country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economy recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending are jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 12/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus should be successful in nudging the economy back to health early this year, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - are already supporting this theory as evidenced by a sharp rebound in the U.S. markets during the final three months of the year. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism, and several announcements from high-profile corporations that earnings should pick up in the year ahead helped provide additional support for the markets.

Zurich Scudder Investments, Inc.
Economics Group

January 1, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of January 1, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Short-Term Bond Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Short-Term Bond Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert S. Cessine joined the fund team in 1998 and sets the fund's investment strategy. Mr. Cessine joined the Advisor in 1993 and has over 18 years of investment and financial services industry experience.

Portfolio Manager Richard Scargill joined the Advisor in 1990 and the fund team in 1999. Mr. Scargill has over 12 years of experience in the investment industry.

In the following interview, Portfolio Manager Robert Cessine discusses Scudder Short-Term Bond Fund's strategy and the market environment during the 12-month period ended December 31, 2001.

Q: Short-term bonds are highly sensitive to the Federal Reserve's interest rate movements. What actions has the Fed taken this year, and why?

A: The Federal Reserve has been extremely aggressive in cutting short-term interest rates. At the beginning of 2001, the Federal Funds rate stood at 6.50 percent, but the Fed subsequently slashed rates 11 separate times over the course of the year, bringing rates to 1.75 percent by the end of December. This marked the lowest Fed Funds rate in forty years.

The reason for the Fed's dramatic action was the slowdown in the U.S. economy. By any measurement, 2001 was a difficult year: industrial production weakened considerably, corporate profits slowed, unemployment moved near 6 percent, and consumer confidence declined sharply. Additionally, the September 11 terrorist attacks dealt a severe shock to an economy that was already teetering on the brink of a recession. The Fed's dramatic rate cuts were designed to counteract these forces, since a lower cost of borrowing makes it less expensive for consumers and businesses to borrow (and hence to spend) money.

Q: How did the Fed's actions affect the bond market?

A: Short-term bonds generally provided better performance than longer-term bonds, since issues with shorter maturities are more responsive to the Fed's rate movements. Additionally, the widely-held view that the economy is unlikely to experience a sharp recovery and/or experience significant inflation means the Fed is less likely to raise rates in the near future. This means that investors are more comfortable owning shorter-term bonds. As a result, the two-year Treasury note (a key benchmark for short-term bonds) experienced a strong increase in price (and a concurrent drop in its yield) during 2001. At the close of the year, the yield on the two-year note stood at 3.02 percent, compared to 5.09 percent on December 29, 2000 - a very large move for a short-maturity issue. In comparison, the ten-year note (which is more sensitive to changes in the longer-term economic outlook) only fell from 5.11 percent to 5.05 percent over the course of the year.

Corporate bonds provided a choppy performance due to concerns of how a weaker economy would affect the health of corporations (and hence their perceived ability to pay interest on their bonds), but over the full year corporates outperformed Treasuries.

Q: How did the fund perform in this environment?

A: The fund performed well on an absolute basis, returning 6.36 percent (Class A shares imputed and unadjusted for sales charge) over the 12 months ended December 31, 2001.1 This represents an attractive return in a year in which stocks fell sharply and yields on money market funds dropped precipitously. In general, conservative bond funds were one of the few places investors received favorable returns during 2001. And in a year in which the financial markets were exceptionally volatile, the asset class offered a relatively low level of risk.

1 Scudder Short-Term Bond Fund, Class A, B, and C shares, began operations on June 25, 2001. Prior to this date, the fund's performance is derived from the fund's Class S shares. Performance of share classes may vary. Please refer to your prospectus.
Treasury Yield Curve: Recent History

Yearly Periods

Source: Zurich Scudder Investments, Inc.

Unfortunately, the fund's total return was not as attractive on a relative basis. It underperformed its benchmark, the Salomon Treasury/Government Sponsored 1-3 Year Index, which returned 8.83 percent for the period. In addition, it trailed the 7.25 percent average return of the 117 funds in its Lipper peer group - "short investment grade debt funds" - during the same interval. The primary reason for the fund's underperformance was our decision to increase its duration (or interest rate sensitivity) during September. While this decision initially helped performance when bonds rallied during October, it ultimately proved to be a negative when yields soared in the final two months of the year.

Q: What has been your overall approach to managing the fund, and how has that affected its performance?

A: Our goal is to construct a conservative, well-diversified portfolio that will hold up well over time and not be subject to excessive share price volatility. The fund is invested in many sectors of the bond market, including Treasuries, corporate bonds, asset-backed investments2, and mortgage-backed securities. We believe this will help insulate the fund against any rapid downdrafts that may occur in any one of these sectors.

2 Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

On the individual security level, we seek to invest in high-quality securities that offer an attractive balance of risk and return. While this approach is unlikely to produce spectacular returns on the upside, we believe it will help the fund deliver steady income and competitive performance to shareholders over the long term. An example of the potential benefits of our approach is that in a year in which many corporate issues "blew up" due to financial difficulties (Enron being the best example), the fund did not own any such securities in the portfolio.

Q: How is the fund positioned at present?

A: The corporate portion of the portfolio (43.6 percent of assets) is diversified among a variety of industries in order to help manage the fund's risk. The fund focuses on higher quality issues and cannot invest in any securities rated lower than BBB. By prospectus, in fact, the fund must hold at least 65 of assets in securities rated AA or better. 11.4 percent of the portfolio's assets are held in asset-backed securities, and 21 percent is invested in government agency notes. Our positions in both sectors helped performance by providing attractive yields without adding to the portfolio's credit risk.

The fund's duration stood at 2.01 years on December 31, which is higher than its historical average. In comparison, the fund's duration was 1.5 years at the time of the last report to shareholders on June 30, 2001. This increase was largely a result of our decision to boost the fund's duration in September. Looking ahead, we believe that longer-term bonds will perform well in an environment of moderate growth and low inflation, while shorter-term bonds will be less attractive on a relative basis. For this reason, we intend to keep the portfolio's duration on the long side in the early part of 2002.

Q: What is your outlook for the bond market as we move into 2002?

A: The environment for bonds was exceptionally positive in 2001, as it is very rare for the Fed to cut rates as aggressively as it did. However, we believe the recent strong performance of bonds in relation to stocks demonstrates the continued importance of the asset class to diversification. Over the past two years, the Lehman Brothers Aggregate Bond Index returned 10.02 percent, compared to a loss of 10.50 percent for the S&P 500 stock index in the same interval. While this type of outperformance is unlikely to be replicated in 2002, it shows that bond funds can continue to play an meaningful role in investors' portfolios. And we believe that Scudder Short-Term Bond Fund - with its focus on quality, diversification, and delivering a steady income with low share price volatility - remains well-suited for conservative investors who wish to participate in the bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary December 31, 2001

Diversification	12/31/01	12/31/00

Corporate Bonds	44%	22%
Collateralized Mortgage Obligations	15%	20%
Asset-Backed Securities	11%	21%
U.S. Treasury Obligations	10%	23%
U.S. Government Agency	8%	4%
Cash Equivalents	5%	-
Government National Mortgage Association	3%	7%
Student Loan Marketing Association	2%	-
Foreign Bonds - U.S.$ Denominated	2%	3%
	100%	100%

Quality	12/31/01	12/31/00

U.S. Government & Treasury Obligations	38%	52%
AAA*	20%	20%
AA	7%	6%
A	13%	14%
BBB	21%	6%
Not Rated	1%	2%
	100%	100%

Effective Maturity	12/31/01	12/31/00

Under 1 year	21%	6%
1 < 5 years	72%	87%
5 < 8 years	6%	5%
Greater than 8 years	1%	2%
	100%	100%

* Category includes cash equivalents.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Principal Amount ($)	Value ($)
Corporate Bonds 43.6%
Communications 3.3%
Bellsouth Corp., 5.0%, 10/15/2006	10,000,000	9,922,800
Citizens Communications, 6.375%, 8/15/2004	6,500,000	6,610,110
Sprint Capital Corp., 5.875%, 5/1/2004	10,600,000	10,844,966
WorldCom, Inc., 6.4%, 8/15/2005	10,000,000	10,189,200
		37,567,076
Construction 1.0%
Weyerhaeuser Co., 6.0%, 8/1/2006	11,700,000	11,730,420
Consumer Discretionary 1.1%
Wal-Mart Stores, 4.375%, 8/1/2003	12,000,000	12,174,840
Consumer Staples 1.0%
Coca-Cola Enterprises, Inc., 8.0%, 1/4/2005	10,000,000	10,940,900
Durables 1.4%
Martin Marietta Corp., 6.5%, 4/15/2003	15,000,000	15,480,150
Energy 4.6%
Conoco Funding Co., 5.45%, 10/15/2006	12,000,000	12,032,160
Occidental Petroleum Corp., 6.75%, 11/15/2002	6,225,000	6,400,670
Phillips Petroleum, 8.5%, 5/25/2005	8,100,000	8,917,209
Progress Energy, Inc., 6.55%, 3/1/2004	11,600,000	12,096,364
Union Oil Co., 6.375%, 2/1/2004	12,000,000	12,373,320
		51,819,723
Financial 20.9%
Associates Corp. of North America, 5.75%, 11/1/2003	9,600,000	9,996,192
Capital One Bank, 6.875%, 2/1/2006	7,775,000	7,571,217
Citigroup, Inc., 5.75%, 5/10/2006	12,000,000	12,284,400
Countrywide Home Loans, 5.5%, 8/1/2006	13,600,000	13,565,864
EOP Operating LP, 7.375%, 11/15/2003	12,000,000	12,616,920
ERAC USA Finance Co., 6.375%, 5/15/2003	7,775,000	7,923,425
Federal Home Loan Mortgage Corp., 7.375%, 5/15/2003	20,000,000	21,259,400
Federal National Mortgage Association: 5.25%, 6/15/2006	8,150,000	8,298,982
6.75%, 8/15/2002	2,000,000	2,059,680
7.0%, 7/15/2005	10,425,000	11,301,326
Ford Motor Credit Co., 7.6%, 8/1/2005	10,600,000	10,903,796
General Electric Capital Corp., 5.375%, 4/23/2004	10,600,000	11,053,892
General Motors Acceptance Corp., 6.38%, 1/30/2004	12,000,000	12,297,000
JP Morgan Chase & Co., 5.625%, 8/15/2006	12,000,000	12,184,920
Merrill Lynch & Co., Series B, 5.35%, 6/15/2004	11,000,000	11,306,790
National Rural Utilities Cooperative Finance Corp., 6.0%, 5/15/2006	12,000,000	12,230,280
NiSource Finance Corp., 7.5%, 11/15/2003	11,635,000	12,142,402
PNC Funding Corp., 5.75%, 8/1/2006	12,000,000	12,226,200
Quest Corp., 7.625%, 6/9/2003	12,000,000	12,286,320
Transamerica Finance Corp., 7.25%, 8/15/2002	10,000,000	10,266,300
Wells Fargo & Co., 7.25%, 8/24/2005	12,000,000	12,906,600
		236,681,906
Manufacturing 3.3%
International Paper Co., 8.0%, 7/8/2003	12,100,000	12,881,539
Raytheon Co., 5.7%, 11/1/2003	12,400,000	12,688,548
Tyco International Group SA, 4.95%, 8/1/2003	12,000,000	12,193,680
		37,763,767
Media 2.8%
Cox Communications, Inc., 7.5%, 8/15/2004	10,600,000	11,259,638
Time Warner, Inc., 7.75%, 6/15/2005	10,000,000	10,735,300
Viacom, Inc., 7.75%, 6/1/2005	9,625,000	10,325,123
		32,320,061
Utilities 4.2%
Alabama Power Co., 4.875%, 9/1/2004	12,000,000	12,123,717
America Electric Power Co., 5.5%, 5/15/2003	7,000,000	7,076,790
DTE Energy Co., 6.0%, 6/1/2004	3,000,000	3,076,770
Keyspan Corp.:
6.15%, 6/1/2006	5,000,000	5,128,750
7.25%, 11/15/2005	9,600,000	10,234,080
Public Service Electric Gas and Co., 7.19%, 9/6/2002	10,100,000	10,364,620
		48,004,727
Total Corporate Bonds (Cost $481,974,300)		494,483,570
Foreign Bonds - U.S.$ Denominated 1.9%
Province of Ontario, 7.375%, 1/27/2003	10,000,000	10,524,900
Province of Quebec, 7.5%, 7/15/2002	10,600,000	10,904,114
Total Foreign Bonds - U.S.$ Denominated (Cost $20,671,608)		21,429,014

Asset Backed 11.4%
Automobile Receivables 6.1%
Capital Automobile Receivables Asset Trust, Series A3, 6.46%, 1/15/2004	10,000,000	10,200,709
Daimler Chrysler Auto Trust:
Series A3, 6.66%, 1/8/2005	3,900,000	4,043,201
Series A3, 6.82%, 9/6/2004	6,100,000	6,319,354
First Security Auto Owner Trust, Series A4, 7.4%, 10/17/2005	12,500,000	13,256,460
Ford Credit Auto Owner Trust:
Series A3, 4.31%, 6/15/2005	12,000,000	12,174,106
Series A4, 7.24%, 2/15/2004	3,976,543	4,095,458
Ford Motor Credit Co., Series A4, 7.24%, 2/15/2004	5,431,375	5,593,796
Toyota Auto Receivables Owner Trust, Series A4, 7.21%, 4/15/2007	13,350,000	14,202,376
		69,885,460
Credit Card Receivables 1.8%
Discover Card Master Trust I, Series A, 2.07%, 9/18/2007	20,000,000	20,056,786
Home Equity Loans 3.1%
Contimortgage Net Interest Margin Notes, 7.23%, 7/16/2028	5,156,718	309,403
CS First Boston Mortgage Securities Corp., Series A1, 5.26%, 12/15/2035	10,171,966	10,259,107
EQCC Home Equity Loan Trust, Series A6, 6.88%, 7/15/2014	1,400,667	1,422,832
Residential Asset Securities Corp., 7.18%, 1/25/2025	17,500,000	18,009,731
Residential Funding Mortgage Securities, Inc.:
Series B2, 7.87%, 4/28/2022	2,940,311	2,934,798
Series AI2, 7.58%, 9/25/2010	1,919,458	1,916,691
		34,852,562
Manufactured Housing Receivables 0.4%
Green Tree Financial Corp., Series B2, 8.45%, 7/15/2027	9,832,276	4,424,524
Total Asset Backed (Cost $136,880,421)		129,219,332

U.S. Treasury Obligations 10.4%
U.S. Treasury Note:
3.5%, 11/15/2006	47,000,000	45,296,250
4.625%, 5/15/2006	59,700,000	60,511,323
5.0%, 8/15/2011	12,000,000	11,962,440
Total U.S. Treasury Obligations (Cost $121,291,794)		117,770,013

Collateralized Mortgage Obligations 14.6%
Federal National Mortgage Association:
Series 1998-44 QC, 6.0%, 1/18/2014	5,374,606	5,413,196
Series 1999-51 PB, 6.0%, 7/25/2017	13,490,860	13,743,814
Series 1998-49 PE, 6.0%, 1/20/2019	3,200,000	3,280,000
Series G94-10 PD, 6.5%, 9/17/2009	5,000,000	5,146,850
Series 1999-51 LB, 6.5%, 3/25/2014	12,854,057	12,930,283
Series 1999-54 LB, 6.5%, 4/25/2014	16,488,907	16,612,574
Series 1998-44 J, 6.5%, 3/20/2023	4,447,869	4,543,765
Federal Home Loan Mortgage Corporation:
Series T-23 A, 2.07%, 5/25/2030	15,243,416	15,266,172
Series A3, 5.94%, 12/25/2019	5,000,000	5,095,404
Series 2093-VA, 6.0%, 7/15/2004	2,984,666	3,061,133
Series 2175-TC, 6.0%, 2/15/2017	9,000,000	9,208,080
Series 2131-BA, 6.0%, 11/15/2017	16,454,343	16,809,099
Series 2066-PQ, 6.15%, 3/15/2021	5,712,489	5,860,613
Series T-22 A7, 2.08%, 11/25/2029	20,327,852	20,337,380
Series 2198 PA, 6.75%, 8/15/2016	11,792,888	11,884,990
Series T-20 A2, 7.06%, 6/25/2016	8,775,120	8,891,110
Government National Mortgage Association:
Series 1999-37F, 2.23%, 9/20/2024	3,724,261	3,726,570
Series 1998-10 CE, 6.5%, 4/20/2022	3,641,891	3,742,042
Total Collateralized Mortgage Obligations (Cost $162,608,987)		165,553,075
Federal National Mortgage Association 7.7%
Federal National Mortgage Association:
6.5%, 11/1/2031	44,804,324	44,861,226
7.5%, 8/1/2016	35,676,012	37,391,672
8.0%, 7/1/2015	5,440,066	5,729,314
Total Federal National Mortgage Association (Cost $87,921,693)		87,982,212

Government National Mortgage Association 2.9%
Government National Mortgage Association:
7.0%, with various maturities through 1/15/2013	1,138,816	1,188,873
8.0%, with various maturities through 8/15/2012	8,158,297	8,592,073
8.5%, with various maturities through 8/15/2030	15,947,255	16,875,048
9.5%, with various maturities through 11/15/2020	13,709	15,105
11.5%, 1/1/2029	5,219,787	5,985,582
Total Government National Mortgage Association (Cost $31,922,410)		32,656,681

Student Loan Marketing Association 2.0%
Student Loan Marketing Association, 2.53%*, 1/25/2013 (Cost $22,800,000)	22,800,000	22,851,614

Cash Equivalents 5.5%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $62,245,445)	62,245,445	62,245,445
Total Investment Portfolio - 100.0% (Cost $1,128,316,658) (a)		1,134,190,956

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of September 30, 2001.
(a) The cost for federal income tax purposes was $1,130,208,206. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $3,982,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,632,201 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,649,451.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $1,128,316,658)	$ 1,134,190,956
Cash	10,000
Interest receivable	11,646,191
Receivable for Fund shares sold	1,140,464
Total assets	1,146,987,611
Liabilities
Payable for investments purchased	86,004
Payable for Fund shares redeemed	3,506,747
Accrued management fee	445,066
Other accrued expenses and payables	401,810
Total liabilities	4,439,627
Net assets, at value	$ 1,142,547,984
Net Assets
Net assets consist of: Undistributed net investment income	224,889
Net unrealized appreciation (depreciation) on investments	5,874,298
Accumulated net realized gain (loss)	(194,821,906)
Paid-in capital	1,331,270,703
Net assets, at value	$ 1,142,547,984

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($352,654,130 / 33,100,256 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.65
Class S Net Asset Value, offering and redemption price per share ($631,577,157 / 59,292,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.65
Class A Net Asset Value and redemption price per share ($119,557,805 / 11,225,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.65
Maximum offering price per share (100 / 97.25 of $10.65)	$ 10.95
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($29,760,994 / 2,794,713 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.65
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($8,997,898 / 844,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 63,643,505
Total Income	63,643,505
Expenses: Management fee	4,843,584
Administrative fee	3,250,151
Distribution services fees	351,560
Trustees' fees and expenses	18,085
Other	38,447
Total expenses, before expense reductions	8,501,827
Expense reductions	(6,045)
Total expenses, after expense reductions	8,495,782
Net investment income	55,147,723
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,856,465
Net realized appreciation (depreciation) during the period on: Investments	2,713,798
Net gain (loss) on investment transactions	11,570,263
Net increase (decrease) in net assets resulting from operations	$ 66,717,986

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income	$ 55,147,723	$ 50,117,905
Net realized gain (loss) on investment transactions	8,856,465	(8,413,484)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,713,798	20,814,679
Net increase (decrease) in net assets resulting from operations	66,717,986	62,519,100
Distributions to shareholders from: Net investment income: Class AARP	(19,312,783)	(8,432,554)
Class S	(35,367,385)	(41,614,715)
Class A	(3,041,407)	-
Class B	(632,293)	-
Class C	(157,434)	-
Fund share transactions: Proceeds from shares sold	512,497,095	289,000,030
Net assets acquired in tax-free reorganization	156,367,560	355,907,243
Reinvestment of distributions	44,917,552	37,890,576
Cost of shares redeemed	(570,831,603)	(478,060,495)
Net increase (decrease) in net assets from Fund share transactions	142,950,604	204,737,354
Increase (decrease) in net assets	151,157,288	217,209,185
Net assets at beginning of period	991,390,696	774,181,511
Net assets at end of period (including undistributed net investment income of $224,889 and $1,855,856, respectively)	$ 1,142,547,984	$ 991,390,696

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.26
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.25
Less distributions from: Net investment income	(.27)
Net asset value, end of period	$ 10.65
Total Return (%)[c]	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120
Ratio of expenses (%)	1.03*
Ratio of net investment income (%)	4.62*
Portfolio turnover rate (%)	87

a For the period from June 25, 2001 (commencement of sales of Class A shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.21
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.20
Less distributions from: Net investment income	(.22)
Net asset value, end of period	$ 10.65
Total Return (%)[c]	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30
Ratio of expenses (%)	1.83*
Ratio of net investment income (%)	3.82*
Portfolio turnover rate (%)	87

a For the period from June 25, 2001 (commencement of sales of Class B shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.21
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.20
Less distributions from: Net investment income	(.22)
Net asset value, end of period	$ 10.65
Total Return (%)[c]	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses (%)	1.80*
Ratio of net investment income (%)	3.85*
Portfolio turnover rate (%)	87

a For the period from June 25, 2001 (commencement of sales of Class C shares) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 25, 2001 the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S and AARP shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $183,303,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2002 ($24,494,000), December 31, 2003 ($60,464,000), December 31, 2004 ($29,099,000), December 31, 2005 ($18,998,000), December 31, 2006 ($6,138,000), December 31, 2007 ($28,367,000) and December 31, 2008 ($15,743,000), the respective expiration dates, whichever occurs first.

In addition, The Fund also inherited approximately $9,543,000 of capital losses from its merger (Note G) with Kemper Short-Term U.S. Government Fund, which can be used to offset gains in future years, or until December 31, 2002 ($3,343,000), December 31, 2003 ($1,623,000), and December 31, 2005 ($129,000), December 31, 2006 ($603,000), December 31, 2008 ($69,000), December 31, 2007 ($3,776,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $85,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Prior to May 29, 2001, net investment income was declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 224,889
Undistributed net long-term capital gains	-
Capital loss carryforwards	$ (192,846,000)
Unrealized appreciation (depreciation) on investments	$ 3,982,750

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 58,511,302

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments, U.S. government obligations and mortgage dollar rolls) aggregated $575,287,691 and $540,684,041, respectively. Purchases and sales of U.S. government obligations aggregated $256,088,782 and $363,953,635, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $45,703,125 and $45,850,781, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2001, the Administrative Agreement Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2001
Class AARP	$ 1,047,384	$ 91,170
Class S	1,926,141	162,160
Class A	204,822	34,456
Class B	58,589	9,806
Class C	13,215	2,689
	$ 3,250,151	$ 300,281

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 25, 2001 (commencement of sales) through December 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2001
Class B	$ 117,180	$ 19,610
Class C	28,320	5,763
	$ 145,500	$ 25,373

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through December 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2001
Class A	$ 157,560	$ 24,980
Class B	39,060	6,542
Class C	9,440	1,881
	$ 206,060	$ 33,403

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through December 31, 2001.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) through December 31, 2001, the CDSC for Classes B and C aggregated $10,375 and $66, respectively.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2001, totaled $2,210,262 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. During the year ended December 31, 2001, pursuant to the Administrative Agreement, the Administrative fee was reduced for custodian credits earned by $6,045.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two funds families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Short-Term U.S. Government Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 11,251,941 Class A shares, 2,771,807 Class B shares and 630,610 Class C shares of the Fund, respectively, for 14,752,790 Class A shares, 3,615,548 Class B shares and 822,166 Class C shares of the of Kemper Short-Term U.S. Government Fund, respectively, outstanding on June 22, 2001. Kemper Short-Term U.S. Government Fund's net assets at that date ($156,367,560), including $2,051,488 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $987,235,123. The combined net assets of the Fund immediately following the acquisition were $1,143,602,683.

On August 11, 2000, the Fund acquired all the net assets of AARP High Quality Short-Term Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 34,287,722 Class AARP shares of the Fund for 22,780,935 shares of AARP High Quality Short-Term Bond Fund outstanding on August 11, 2000. AARP High Quality Short-Term Bond Fund's net assets at that date ($355,907,243), including $2,654,203 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $662,131,507. The combined net assets of the Fund immediately following the acquisition were $1,018,038,750.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,018,118	$ 32,353,901	582,570*	$ 6,138,083*
Class S	36,496,970	389,802,820	27,192,667	282,861,947
Class A**	6,066,631	64,997,326	-	-
Class B**	1,686,058	18,019,563	-	-
Class C**	683,189	7,323,485	-	-
		$ 512,497,095		$ 289,000,030
Shares issued in tax-free reorganization
Class AARP	-	$ -	34,287,722	$ 355,907,243
Class S	-	-	-	-
Class A	11,251,941	120,062,903	-	-
Class B	2,771,807	29,576,177	-	-
Class C	630,610	6,728,480	-	-
		$ 156,367,560		$ 355,907,243
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,290,778	$ 13,770,842	566,201*	$ 5,922,950*
Class S	2,632,153	28,076,886	3,071,320	31,967,626
Class A**	228,328	2,440,952	-	-
Class B**	47,943	512,466	-	-
Class C**	10,890	116,406	-	-
		$ 44,917,552		$ 37,890,576
Shares redeemed
Class AARP	(3,943,772)	$ (42,207,835)	(2,701,361)*	$ (28,254,085)*
Class S	(40,979,370)	(437,510,397)	(43,251,249)	(449,806,410)
Class A**	(6,321,863)	(67,687,850)	-	-
Class B**	(1,711,095)	(18,288,852)	-	-
Class C**	(479,844)	(5,136,669)	-	-
		$ (570,831,603)		$ (478,060,495)
Net increase (decrease)
Class AARP	365,124	$ 3,916,908	32,735,132*	$ 339,714,191*
Class S	(1,850,247)	(19,630,691)	(12,987,262)	(134,976,837)
Class A**	11,225,037	119,813,331	-	-
Class B**	2,794,713	29,819,354	-	-
Class C**	844,845	9,031,702	-	-
		$ 142,950,604		$ 204,737,354

* For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
** For the period from June 25, 2001 (commencement of sales of Classes A, B and C shares) to December 31, 2001.

I. Change In Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $237,352 reduction in cost of securities and a corresponding $237,352 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $1,979,055, increase unrealized appreciation by $1,654,195, and increase net realized gains by $324,860. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Short-Term Bond Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2002	PricewaterhouseCoopers LLP

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1997 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1997 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1997 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
John E. Dugenske (35)
Vice President	1999 to present	Senior Vice President, Zurich Scudder Investments, Inc. (1998 to present); prior thereto, Investment Officer and Portfolio Manager, NISA Investment Advisors
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Howard S. Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1984 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com

Notes

Notes

Notes